                                                                EXHIBIT 10.3

                               THIRD AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

        The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Second Amended and Restated Limited Partnership Agreement dated June 30, 1994 (as amended by amendments thereto dated November 17, 1995 and March 20, 1996, the "Partnership Agreement"), does hereby amend the Partnership Agreement as follows:

        Capitalized terms used but not defined in this Third Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

        1. Additional Limited Partners. The Persons identified on Schedule 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such Schedule 1. Such persons hereby adopt the Partnership Agreement. The General Partner hereby consents to the assignment of all Units of the Additional Limited Partners identified as transferors on Schedule 2 hereto to their equity owners identified as transferees and in the amounts set forth on such Schedule 2, and to the admission to the Partnership as Substituted Limited Partners of such transferees, and such transferees are hereby admitted to the Partnership as Substituted Limited Partners, all effective as of June 28, 1996.

        2. Schedule of Partners. Exhibit 1B to the Partnership is hereby deleted in its entirety and replaced by Exhibit 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

        3. Amendment of Section 5.3(B). Section 5.3(B) is hereby amended by adding the following at the end thereof:

                "except that the first distribution paid on Units issued after June 1, 1996 shall be pro rated to reflect the actual portion of the period for which the distribution is being paid during which such Units were outstanding, or shall be in such other amount or computed on such other basis as may be agreed by the General Partner and the holders of such Units, provided that such other amount or the amount so computed, as applicable, may not exceed the aforementioned pro rated amount."

        4. Effectiveness. This Third Amendment shall be effective as of June 28, 1996.

        5. Ratification. Except as expressly modified by this Third Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

Dated: June 28, 1996


                                FIRST INDUSTRIAL REALTY TRUST, INC.,
                                  as sole General Partner of the Partnership


                                By:  /s/ Johannson L. Yap
                                     ----------------------------------
                                     Johannson L. Yap,
                                     Senior Vice President/Acquisitions

                                                                    EXHIBIT 1B

                              SCHEDULE OF PARTNERS

GENERAL PARTNER                                               NUMBER OF UNITS
- ---------------                                               ---------------
First Industrial Realty Trust, Inc.                              24,137,881

LIMITED PARTNERS
- ----------------

Daniel R. Andrew, TR of the Daniel R.
Andrew Trust UA Dec 29 92                                           137,489

Robert W. Bennett                                                    36,476

John E. de B Blockey, TR of the John E.
De B Blockey Trust                                                    8,187

Michael W. Brennan                                                    7,587

Henry D. Bullock                                                     14,151

Edward Burger                                                         9,261

Michael G Damone, TR of the Michael G.
Damone Trust UA Nov 4 69                                            144,296

Robert L. Denton                                                      6,286

Henry E. Dietz Trust UA Jan 16 81                                    36,476

W. Allen Doane TR of the W. Allen
Doane Trust UA May 31, 91                                             4,416

Timothy Donohue                                                       2,000

Farlow Road Associates Limited Partnership                            2,751

Thelma C. Gretzinger Trust                                              450

Clay Hamlin & Lynn Hamlin JT TEN WROS                                15,159

Highland Associates Limited Partnership                              69,039


LIMITED PARTNERS                                            NUMBER OF UNITS
- ----------------                                            ---------------
Robert W. Holman Jr.                                            150,134

Steven B. Hoyt                                                  250,000

Frederick K. Ito                                                  3,880

Michael W. Jenkins                                                8,831

Peter Kepic                                                       9,261

Paul T. Lambert                                                  39,737

Lambert Investment Corporation                                   13,606

LGR Investment Fund Ltd                                          22,556

Duane Lund                                                       13,617

Eileen Millar                                                     2,880

Linda Miller                                                      2,000

Peter Murphy                                                     56,184

Anthony Muscatello                                               81,654

North Star Associates Limited Partnership                        19,333

Arden O'Connor                                                   63,845

Peter O'Connor                                                  118,281

Shidler Equities LP                                             254,541

Eduardo Paneque                                                   2,000

Partridge Road Associates Limited Partnership                     2,751

James C. Reynolds                                                38,697

Shadeland Associates Limited Partnership                         42,976



Limited Partners                                                Number of Units
- ---------------                                                 ---------------

Shadeland Corporation                                                4,442

Jay H. Shidler                                                      65,118

Jay H. Shidler & Wallette A. Shidler
TEN ENT                                                              1,223

Michael B. Slade                                                     2,829

Kevin Smith                                                         13,571

Robert Stein                                                        42,250

S. Larry Stein                                                      42,250

Jonathan Stott                                                     182,126

Michael T. Tomasz                                                   23,868

Mark S. Whiting                                                     25,206

Holman/Shidler Investment Corporation                               22,079


                                                                    SCHEDULE 1



Additional Limited Partners     Number of Units         Capital Contribution
- ---------------------------     ---------------         --------------------


Trotwood Industrial Park             84,500                   $2,004,129

                                                                 SCHEDULE 2



Transferor                      Transferee                       Number of Units
- ----------                      ----------                       ---------------


Trotwood Industrial Park        Robert Stein                          42,250

Trotwood Industrial Park        S. Larry Stein                        42,250
